MERRILL LYNCH
COLORADO
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance


Semi-Annual Report
January 31, 1997


Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, maybe worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Colorado
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #16915 -- 1/97



Merrill Lynch Colorado Municipal Bond Fund          January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment

Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, Merrill Lynch Colorado Municipal Bond Fund primarily maintained a low cash reserve to augment shareholder income as much as possible. This strategy put the Fund in a good position to fully participate in the fall rally of interest rates.

Strong demand for Colorado municipal bonds, from both retail and institutional investors, and a lack of supply helped Colorado municipal bonds outperform relative to the general municipal bond marketplace. We continue to put a heavy emphasis on quality, with 95% of the portfolio being rated A or better by at least one of the major rating agencies. As an actively managed mutual fund, we took steps to reduce our near term callable bond exposure in an effort to ensure the potential for a generous tax-exempt income stream.

Looking forward, we will continue to monitor signs of economic growth or a possible slowdown in the economy. In addition, we are interested to see if a balanced Federal budget can be achieved this year. Should this occur, it would be a positive backdrop for long-term interest rates, and we would adopt a more aggressive strategy for the Fund to seek to enhance its total return potential.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Colorado Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/Arthur Zeikel
Arthur Zeikel
President

/S/Vincent R. Giordano
Vincent R. Giordano
Senior Vice President

/S/Hugh T. Hurley III
Hugh T. Hurley III
Vice President and Portfolio Manager

February 28, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                                     12 Month     3 Month
                                               1/31/97     10/31/96     1/31/96     % Change     % Change
Class A Shares*                                 $9.54        $9.54       $9.82       -2.85%       0.00%
Class B Shares*                                  9.54         9.54        9.82       -2.85        0.00
Class C Shares*                                  9.54         9.54        9.82       -2.85        0.00
Class D Shares*                                  9.53         9.54        9.81       -2.85       -0.10
Class A Shares -- Total Return*                                                      +2.23(1)    +1.27(2)
Class B Shares -- Total Return*                                                      +1.71(3)    +1.14(4)
Class C Shares -- Total Return*                                                      +1.60(5)    +1.11(6)
Class D Shares -- Total Return*                                                      +2.12(7)    +1.14(8)
Class A Shares -- Standardized 30-day Yield      4.59%
Class B Shares -- Standardized 30-day Yield      4.27%
Class C Shares -- Standardized 30-day Yield      4.16%
Class D Shares -- Standardized 30-day Yield      4.49%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.490 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.441 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.113 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.431 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.110 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.123 per share ordinary income dividends.





Performance Summary -- Class A Shares

                                Net Asset Value       Capital Gains
Period Covered               Beginning     Ending      Distributed     Dividends Paid*     % Change**
11/26/93 -- 12/31/93           $10.00     $10.14           --              $0.042            + 1.82%
1994                            10.14       8.81           --               0.512            - 8.19
1995                             8.81       9.80           --               0.522            +17.56
1996                             9.80       9.62           --               0.485            + 3.28
1/1/97 -- 1/31/97                9.62       9.54           --               0.034            - 0.39
                                                                     Total $1.595
                                                      Cumulative total return as of 1/31/97: +13.05%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                                Net Asset Value       Capital Gains
Period Covered               Beginning     Ending      Distributed     Dividends Paid*    % Change**
11/26/93 -- 12/31/93           $10.00     $10.14            --              $0.037          + 1.77%
1994                            10.14       8.81            --               0.465          - 8.66
1995                             8.81       9.80            --               0.474          +16.97
1996                             9.80       9.62            --               0.436          + 2.75
1/1/97 -- 1/31/97                9.62       9.54            --               0.031          - 0.44
                                                                      Total $1.443
                                                     Cumulative total return as of 1/31/97: +11.23%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                                Net Asset Value       Capital Gains
Period Covered                Beginning    Ending      Distributed    Dividends Paid*     % Change**
10/21/94 -- 12/31/94             $9.03      $8.81           --             $0.077           - 1.57%
1995                              8.81       9.80           --              0.462           +16.83
1996                              9.80       9.63           --              0.426           + 2.75
1/1/97 -- 1/31/97                 9.63       9.54           --              0.030           - 0.55
                                                                     Total $0.995
                                                     Cumulative total return as of 1/31/97: +17.51%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflectdeduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                                Net Asset Value      Capital Gains
Period Covered               Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94           $9.03       $8.81           --              $0.097          - 1.34%
1995                            8.81        9.80           --               0.512          +17.45
1996                            9.80        9.62           --               0.475          + 3.17
1/1/97 -- 1/31/97               9.62        9.53           --               0.033          - 0.51
                                                                     Total $1.117
                                                    Cumulative total return as of 1/31/97: +18.94%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                        % Return Without     % Return With
                          Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/96           +3.28%            -0.86%
Inception (11/26/93)
through 12/31/96              +4.18             +2.81

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                            % Return            % Return
                          Without CDSC         With CDSC**
Class B Shares*
Year Ended 12/31/96          +2.75%              -1.18%
Inception (11/26/93)
through 12/31/96             +3.65               +3.36

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                            % Return            % Return
                          Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/96          +2.75%              +1.77%
Inception (10/21/94)
through 12/31/96             +7.90               +7.90

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                        % Return Without     % Return With
                          Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/96          +3.17%              -0.95%
Inception (10/21/94)
through 12/31/96             +8.48               +6.48

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch Colorado Municipal Bond Fund                                                                    January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

 S&P      Moody's        Face                                                                                           Value
Ratings   Ratings       Amount                                   Issue                                                (Note 1a)

Colorado -- 99.0%
AAA        Aaa         $1,500  Adams and Weld Counties, Colorado, Joint School District Number 27J (Brighton),
                               Series C, 5.50% due 12/01/2016 (d)                                                       $1,491
AAA        Aaa          1,000  Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway Revenue Bonds
                               (Vehicle Registration), Series A, 6.15% due 8/31/2026 (b)                                 1,045
AAA        Aaa          1,175  Arvada, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds,
                               6.25% due 12/01/2017 (d)                                                                  1,224
AAA        Aaa            500  Bayfield County, Colorado, Joint School District Number 10, Building Revenue Bonds,
                               UT, Series R, 6.65% due 6/01/2015 (b)(f)                                                    546
                               Colorado Health Facilities Authority Revenue Bonds:
A1+        VMIG1+         100  (Boulder Community Hospital Project), VRDN, Series C, 3.55% due 10/01/2014 (a)(b)           100
A1+        VMIG1+         400  (North Colorado Medical Center), VRDN, 3.55% due 5/15/2020 (a)(b)                           400
A1+        VMIG1+         200  (Sisters of Charity Health Services), VRDN, Series C, 3.55% due 5/15/2022 (a)               200
NR*        Aaa            500  (Swedish Medical Center Project), Series A, 6.80% due 1/01/2003 (e)                         561
AAA        Aaa          1,000  Colorado Housing Finance Authority, S/F Housing Revenue Refunding Bonds, Series AA,
                               5.625% due 11/01/2023 (b)                                                                   977
                               Colorado Springs, Colorado, Utilities Revenue Bonds, Series A:
AA         Aa           1,125  6.10% due 11/15/2024                                                                      1,160
AA         Aa             500  Refunding, 6.50% due 11/15/2015                                                             536
AA         Aa2          1,000  Colorado Water Resource Power Development Authority, Clean Water Revenue Bonds,
                               Series A, 6.30% due 9/01/2014                                                             1,062
BBB        Baa            500  Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D, 7.75% due
                               11/15/2013                                                                                  599
                               Denver, Colorado, City and County School District Number 1, Refunding, Series A:
A          A1           1,000  6.50% due 6/01/2010                                                                       1,122
A          A1           2,000  6.50% due 12/01/2010                                                                      2,250
AAA        Aaa          4,000  Douglas County, Colorado, School District Number 1, Refunding Bonds (Douglas and
                               Elbert Counties Improvement Project), UT, 5.125% due 12/15/2016 (b)                       3,783
NR*        Aa1          1,000  El Paso County, Colorado, School District Number 12, GO (Cheyenne Mountain), UT,
                               6.65% due 9/15/2014 (f)                                                                   1,105
NR*        A1           1,000  El Paso County, Colorado, School District Number 20, GO, 5.625% due 12/15/2016            1,001
AAA        Aaa          1,000  El Paso County, Colorado, School District Number 49, GO (Falcon), UT, 6.50% due
                               12/01/2015 (b)                                                                            1,110
AAA        Aaa          1,000  Garfield, Pitkin and Eagle Counties, Colorado, School District Number 1 Revenue Bonds
                               (Roaring Fork), UT, 6.60% due 6/15/2004 (b)(e)                                            1,122
AAA        Aaa          1,000  Gunnison Watershed, Colorado, School District Number 1J Revenue Bonds, UT, 5% due
                               12/01/2015 (b)                                                                              937
AAA        Aaa          1,500  Highlands Ranch, Colorado, Metropolitan District Number 2 Refunding Bonds, UT,
                               5% due 6/15/2016 (c)                                                                      1,408
                               La Plata County, Colorado, School District Number 9 Revenue Bonds (R Durango), UT (d):
AAA        Aaa          1,260  6.60% due 11/01/2002 (e)                                                                  1,399
AAA        Aaa            240  6.60% due 11/01/2017                                                                        261
AAA        Aaa          1,000  Larimer, Weld and  Boulder Counties, Colorado, School District Number R-2J, GO
                               (Thompson), UT, 5.45% due 12/15/2015 (d)                                                    993
AAA        Aaa          1,000  Mesa County, Colorado, Valley School District Number 51, GO (Grand Junction), UT,
                               5.50% due 12/01/2015 (b)                                                                    992
A1+        NR*            200  Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Co. Project), VRDN, AMT,
                               Series B, 3.80% due 4/01/2014 (a)                                                           200
NR*        A              750  Pitkin County, Colorado, Refunding and Improvement, UT, 6.875% due 12/01/2024 (f)           826
AAA        Aaa          1,000  Summit County, Colorado, School District Number 1, GO (Summit), UT, 6.70%
                               due 12/01/2004 (d)(e)                                                                     1,127

Total Investments (Cost -- $28,539) -- 99.0%                                                                            29,537
Other Assets Less Liabilities -- 1.0%                                                                                      293
                                                                                                                      --------
Net Assets -- 100.0%                                                                                                   $29,830
                                                                                                                     =========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(b) MBIA Insured.
(c) FSA Insured.
(d) FGIC Insured.
(e) Prerefunded.
(f) Bank Qualified.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Colorado Municipal Bond Fund's portfolio holdings in the Schedule of
Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
IDR  Industrial Development Revenue Bonds
S/F  Single Family
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:             Investments, at value (identified cost -- $28,539,128)(Note 1a)                               $29,537,316
                    Cash                                                                                               68,851
                    Receivables:
                    Interest                                                                         $353,381
                    Beneficial interest sold                                                               52         353,433
                                                                                                 ------------
                    Deferred organization expenses (Note 1e)                                                           14,815
                    Prepaid expenses and other assets (Note 1e)                                                        26,249
                                                                                                                 ------------
                    Total assets                                                                                   30,000,664
                                                                                                                 ------------

Liabilities:        Payables:
                    Beneficial interest redeemed                                                       79,480
                    Dividends to shareholders (Note 1f)                                                22,920
                    Distributor (Note 2)                                                                8,645
                    Investment adviser (Note 2)                                                         2,627         113,672
                                                                                                 ------------
                    Accrued expenses                                                                                   56,994
                                                                                                                 ------------
                    Total liabilities                                                                                 170,666
                                                                                                                 ------------

Net Assets:         Net assets                                                                                    $29,829,998
                                                                                                                 ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                                 $88,497
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                 196,661
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                   4,495
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                  23,036
                    Paid-in capital in excess of par                                                               30,341,736
                    Accumulated realized capital losses on investments -- net (Note 5)                             (1,822,615)
                    Unrealized appreciation on investments -- net                                                     998,188
                                                                                                                 ------------
                    Net assets                                                                                    $29,829,998
                                                                                                                 ============

Net Asset Value:    Class A -- Based on net assets of $8,442,429 and 884,973 shares of
                    beneficial interest outstanding                                                                     $9.54
                                                                                                                 ============
                    Class B -- Based on net assets of $18,762,210 and 1,966,614 shares of
                    beneficial interest outstanding                                                                     $9.54
                                                                                                                 ============
                    Class C -- Based on net assets of $428,974 and 44,954 shares of
                    beneficial interest outstanding                                                                     $9.54
                                                                                                                 ============
                    Class D -- Based on net assets of $2,196,385 and 230,357 shares of
                    beneficial interest outstanding                                                                     $9.53
                                                                                                                 ============

                    See Notes to Financial Statements.





Statement of Operations
                                                                                                     For the Six Months Ended
                                                                                                            Jaunuary 31, 1997

Investment Income   Interest and amortization of premium and discount earned                                         $848,195
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                 $83,784
                    Account maintenance and distribution fees -- Class B (Note 2)                      47,309
                    Professional fees                                                                  29,221
                    Accounting services (Note 2)                                                       23,049
                    Printing and shareholder reports                                                    8,823
                    Registration fees (Note 1e)                                                         5,568
                    Transfer agent fees -- Class B (Note 2)                                             4,908
                    Amortization of organization expenses (Note 1e)                                     3,374
                    Pricing fees                                                                        2,339
                    Transfer agent fees -- Class A (Note 2)                                             1,830
                    Custodian fees                                                                      1,462
                    Account maintenance and distribution fees -- Class C (Note 2)                       1,287
                    Account maintenance fees -- Class D (Note 2)                                        1,144
                    Trustees' fees and expenses                                                           768
                    Transfer agent fees -- Class D (Note 2)                                               474
                    Transfer agent fees -- Class C (Note 2)                                               118
                    Other                                                                                 414
                                                                                                 ------------
                    Total expenses before reimbursment                                                215,872
                    Reimbursement of expenses (Note 2)                                                (68,551)
                                                                                                 ------------
                    Total expenses after reimbursement                                                                147,321
                                                                                                                 ------------
                    Investment income -- net                                                                          700,874
                                                                                                                 ------------
Realized &          Realized gain on investments -- net                                                               312,204
Unrealized          Change in unrealized appreciation on investments -- net                                           (45,456)
Gain (Loss) on                                                                                                   ------------
Investments -- Net  Net Increase in Net Assets Resulting from Operations                                             $967,622
(Notes 1b, 1d & 3):                                                                                              ============

                    See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                                   For the Six       For the
                                                                                                   Months Ended     Year Ended
                                                                                                    January 31,      July 31,
Increase (Decrease) in Net Assets:                                                                     1997            1996

Operations:         Investment income -- net                                                         $700,874      $1,465,523
                    Realized gain (loss) on investments -- net                                        312,204        (170,906)
                    Change in unrealized appreciation on investments -- net                           (45,456)        281,822
                                                                                                 ------------    ------------
                    Net increase in net assets resulting from operations                              967,622       1,576,439
                                                                                                 ------------    ------------

Dividends to        Investment income -- net:
Shareholders        Class A                                                                          (217,763)       (494,015)
(Note 1f):          Class B                                                                          (418,556)       (863,714)
                    Class C                                                                            (9,275)        (21,014)
                    Class D                                                                           (55,280)        (86,780)
                                                                                                 ------------    ------------
                    Net decrease in net assets resulting from dividends to shareholders              (700,874)     (1,465,523)
                                                                                                 ------------    ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                            (243,201)      1,398,401
(Note 4):                                                                                        ------------    ------------


Net Assets:         Total increase in net assets                                                       23,547       1,509,317
                    Beginning of period                                                            29,806,451      28,297,134
                                                                                                 ------------    ------------
                    End of period                                                                 $29,829,998     $29,806,451
                                                                                                 ============    ============

                    See Notes to Financial Statements.





Financial Highlights
                                                                                                    Class A
                                                                                 For the                                 For the
                                                                                   Six                                   Period
                                                                                  Months                                 Nov. 26,
The following per share data and ratios have been derived                         Ended            For the Year         1993+ to
from information provided in the financial statements.                           Jan. 31,         Ended July 31          July 31,
                                                                                   1997         1996         1995         1994
Increase (Decrease) in Net Asset Value:
Per Share          Net asset value, beginning of period                            $9.45        $9.41        $9.38       $10.00
Operating                                                                        -------      -------      -------      -------
Performance:       Investment income -- net                                          .24          .50          .52          .34
                   Realized and unrealized gain (loss) on investments -- net         .09          .04          .03         (.62)
                                                                                 -------      -------      -------      -------
                   Total from investment operations                                  .33          .54          .55         (.28)
                                                                                 -------      -------      -------      -------
                   Less dividends from investment income -- net                     (.24)        (.50)        (.52)        (.34)
                                                                                 -------      -------      -------      -------
                   Net asset value, end of period                                  $9.54        $9.45        $9.41        $9.38
                                                                                 =======      =======      =======      =======

Total Investment   Based on net asset value per share                               3.52%++      5.83%        6.20%       (2.83%)++
Return:**                                                                        =======      =======      =======      =======

Ratios to Average  Expenses, net of reimbursement                                    .63%*        .47%         .24%         .03%*
Net Assets:                                                                      =======      =======      =======      =======
                   Expenses                                                         1.08%*       1.12%        1.40%        1.52%*
                                                                                 =======      =======      =======      =======
                   Investment income -- net                                         4.93%*       5.24%        5.71%        5.36%*
                                                                                 =======      =======      =======      =======

Supplemental       Net assets, end of period (in thousands)                       $8,443       $8,777       $9,755      $10,634
Data:                                                                            =======      =======      =======      =======
                   Portfolio turnover                                              49.77%       49.13%       73.86%       82.71%
                                                                                 =======      =======      =======      =======


                                                                                                     Class B
                                                                                 For the                                 For the
                                                                                   Six                                   Period
                                                                                  Months                                 Nov. 26,
The following per share data and ratios have been derived                         Ended            For the Year         1993+ to
from information provided in the financial statements.                           Jan. 31,         Ended July 31          July 31,
                                                                                   1997         1996         1995         1994
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                            $9.45        $9.41        $9.38       $10.00
Operating                                                                        -------      -------      -------      -------
Performance:       Investment income -- net                                          .21          .45          .48          .31
                   Realized and unrealized gain (loss) on investments -- net         .09          .04          .03         (.62)
                                                                                 -------      -------      -------      -------
                   Total from investment operations                                  .30          .49          .51         (.31)
                                                                                 -------      -------      -------      -------
                   Less dividends from investment income -- net                     (.21)        (.45)        (.48)        (.31)
                                                                                 -------      -------      -------      -------
                   Net asset value, end of period                                  $9.54        $9.45        $9.41        $9.38
                                                                                 =======      =======      =======      =======

Total Investment   Based on net asset value per share                               3.25%++      5.29%        5.66%       (3.16%)++
Return:**                                                                        =======      =======      =======      =======

Ratios to Average  Expenses, net of reimbursement                                   1.14%*        .98%         .76%         .54%*
Net Assets:                                                                      =======      =======      =======      =======
                   Expenses                                                         1.59%*       1.62%        1.93%        2.03%*
                                                                                 =======      =======      =======      =======
                   Investment income -- net                                         4.42%*       4.73%        5.20%        4.73%*
                                                                                 =======      =======      =======      =======

Supplemental       Net assets, end of period (in thousands)                      $18,762      $18,407      $17,116      $14,522
Data:                                                                            =======      =======      =======      =======
                   Portfolio turnover                                              49.77%       49.13%       73.86%       82.71%
                                                                                 =======      =======      =======      =======

Financial Highlights (concluded)

                                                                                               Class C
                                                                                 For the                   For the
                                                                                   Six         For the     Period
                                                                                 Months         Year       Oct. 21,
The following per share data and ratios have been derived                         Ended         Ended      1994+ to
from information provided in the financial statements.                           Jan. 31,      July 31,    July 31,
                                                                                   1997          1996        1995
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                            $9.46        $9.41        $9.03
Operating                                                                        -------      -------      -------
Performance:       Investment income -- net                                          .21          .44          .35
                   Realized and unrealized gain on investments -- net                .08          .05          .38
                                                                                 -------      -------      -------
                   Total from investment operations                                  .29          .49          .73
                                                                                 -------      -------      -------
                   Less dividends from investment income -- net                     (.21)        (.44)        (.35)
                                                                                 -------      -------      -------
                   Net asset value, end of period                                  $9.54        $9.46        $9.41
                                                                                 =======      =======      =======

Total Investment   Based on net asset value per share                               3.09%++      5.29%        8.27%++
Return:**                                                                        =======      =======      =======

Ratios to Average  Expenses, net of reimbursement                                   1.25%*       1.09%         .95%*
Net Assets:                                                                      =======      =======      =======
                   Expenses                                                         1.70%*       1.72%        2.04%*
                                                                                 =======      =======      =======
                   Investment income -- net                                         4.32%*       4.62%        5.01%*
                                                                                 =======      =======      =======

Supplemental       Net assets, end of period (in thousands)                         $429         $449         $162
Data:                                                                            =======      =======      =======
                   Portfolio turnover                                              49.77%       49.13%       73.86%
                                                                                 =======      =======      =======


                                                                                              Class D
                                                                                 For the                   For the
                                                                                   Six        For the      Period
                                                                                  Months        Year       Oct. 21,
The following per share data and ratios have been derived                         Ended        Ended      1994+ to
from information provided in the financial statements.                           Jan. 31,     July 31,     July 31,

Increase (Decrease) in Net Asset Value:                                            1997         1996         1995

Per Share          Net asset value, beginning of period                            $9.45        $9.40        $9.03
Operating                                                                        -------      -------      -------
Performance:       Investment income -- net                                          .23          .49          .40
                   Realized and unrealized gain on investments -- net                .08          .05          .37
                                                                                 -------      -------      -------
                   Total from investment operations                                  .31          .54          .77
                                                                                 -------      -------      -------
                   Less dividends from investment income -- net                     (.23)        (.49)        (.40)
                                                                                 -------      -------      -------
                   Net asset value, end of period                                  $9.53        $9.45        $9.40
                                                                                 =======      =======      =======

Total Investment   Based on net asset value per share                               3.36%++      5.84%        8.74%++
Return:**                                                                        =======      =======      =======

Ratios to Average  Expenses, net of reimbursement                                    .73%*        .58%         .38%*
Net Assets:                                                                      =======      =======      =======
                   Expenses                                                         1.18%*       1.21%        1.49%*
                                                                                 =======      =======      =======
                   Investment income -- net                                         4.83%*       5.13%        5.66%*
                                                                                 =======      =======      =======

Supplemental       Net assets, end of period (in thousands)                       $2,196       $2,173       $1,265
Data:                                                                            =======      =======      =======
                   Portfolio turnover                                              49.77%       49.13%       73.86%
                                                                                 =======      =======      =======
                   *  Annualized.
                   ** Total investment returns exclude the effect of sales loads.
                   +  Commencement of Operations.
                   ++ Aggregate total investment return.

                   See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Colorado Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding
$1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 1997, FAM earned fees of $83,784, of which $68,551 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account       Distribution
              Maintenance Fee     Fee

Class B          0.25%           0.25%
Class C          0.25%           0.35%
Class D          0.10%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD    MLPF&S

Class A          $ 31     $407
Class D          $182     $858

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $18,488 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $14,157,855 and $14,887,011, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:

                                Realized
                                  Gains      Unrealized
                                (Losses)        Gains

Long-term investments          $ 457,967      $ 998,188
Financial futures contracts     (145,763)            --
                               ---------      ---------
Total                          $ 312,204      $ 998,188
                               =========      =========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $998,188, of which $1,102,226 related to appreciated securities and $104,038 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $28,539,128.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(243,201) and $1,398,401 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                    Dollar
January 31, 1997                       Shares       Amount

Shares sold                            10,583      $101,486
Shares issued to shareholders
in reinvestment of dividends            6,388        60,885
                                   ----------    ----------
Total issued                           16,971       162,371
Shares redeemed                       (60,599)     (576,589)
                                   ----------    ----------
Net decrease                          (43,628)    $(414,218)
                                   ==========    ==========

Class A Shares for the Year                          Dollar
Ended July 31, 1996                    Shares        Amount

Shares sold                           146,883    $1,403,098
Shares issued to shareholders
in reinvestment of dividends           15,973       152,184
                                   ----------    ----------
Total issued                          162,856     1,555,282
Shares redeemed                      (271,026)   (2,585,723)
                                   ----------    ----------
Net decrease                         (108,170)  $(1,030,441)
                                   ==========    ==========

Class B Shares for the
Six Months Ended                                     Dollar
January 31, 1997                       Shares        Amount

Shares sold                           151,504    $1,447,866
Shares issued to shareholders
in reinvestment of dividends           18,286       174,319
                                   ----------    ----------
Total issued                          169,790     1,622,185
Automatic conversion
of shares                              (4,130)      (39,277)
Shares redeemed                      (146,285)   (1,392,077)
                                   ----------     ----------
Net increase                           19,375       $190,831
                                   ==========     ==========

Class B Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                           429,323     $4,107,558
Shares issued to shareholders
in reinvestment of dividends           35,409        337,321
                                   ----------     ----------
Total issued                          464,732      4,444,879
Automatic conversion
of shares                              (4,546)       (42,736)
Shares redeemed                      (332,089)    (3,170,672)
                                   ----------     ----------
Net increase                          128,097     $1,231,471
                                   ==========     ==========

Class C Shares for the
Six Months                                            Dollar
Ended January 31, 1997                 Shares         Amount

Shares sold                             9,297        $89,117
Shares issued to shareholders
in reinvestment of dividends              702          6,685
                                   ----------     ----------
Total issued                            9,999         95,802
Shares redeemed                       (12,500)      (118,836)
                                   ----------     ----------
Net decrease                           (2,501)      $(23,034)
                                   ==========     ==========

Class C Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                            44,615       $421,180
Shares issued to shareholders
in reinvestment of dividends            1,423         13,580
                                   ----------     ----------
Total issued                           46,038        434,760
Shares redeemed                       (15,840)      (150,183)
                                   ----------     ----------
Net increase                           30,198      $ 284,577
                                   ==========     ==========

Class D Shares for
the Six Months                                        Dollar
Ended January 31, 1997                 Shares         Amount

Shares sold                            14,432       $137,251
Automatic conversion
of shares                               4,134         39,277
Shares issued to shareholders
in reinvestment of dividends            1,315         12,529
                                   ----------     ----------
Total issued                           19,881        189,057
Shares redeemed                       (19,589)      (185,837)
                                   ----------     ----------
Net increase                              292        $ 3,220
                                   ==========     ==========

Class D Shares for
the Year                                              Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                           146,932     $1,396,111
Automatic conversion
of shares                               4,548         42,736
Shares issued to shareholders
in reinvestment of dividends            3,609         34,400
                                   ----------     ----------
Total issued                          155,089      1,473,247
Shares redeemed                       (59,500)      (560,453)
                                   ----------     ----------
Net increase                           95,589      $ 912,794
                                   ==========     ==========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,833,000, of which $1,707,000 expires in 2003 and $126,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.